                                                                   EXHIBIT 99.2


                                                        BOSTON PROPERTIES, INC.
                                                        111 HUNTINGTON AVENUE
                                                        BOSTON, MA 02199
                                                        (NYSE: BXP)

AT THE COMPANY                     AT THE FINANCIAL RELATIONS BOARD
--------------                     --------------------------------------------
Douglas T. Linde                   Marilynn Meek - General Info. (212) 445-8431
Chief Financial Officer            Claire Koeneman - Analyst (312) 266-7800
(617) 236-3300                     Judith Sylk-Siegel - Media (212) 445-8431

                        BOSTON PROPERTIES, INC. ANNOUNCES
                           THIRD QUARTER 2001 RESULTS

            REPORTS DILUTED FFO PER SHARE OF $0.91 BEFORE ACCOUNTING
                        CHARGE RELATED TO SFAS NO. 133

BOSTON, MA, OCTOBER 23, 2001 - BOSTON PROPERTIES, INC. (NYSE: BXP) today reported results for the third quarter ended September 30, 2001.

Funds from Operations (FFO) for the quarter ended September 30, 2001 were $86.6 million, or $0.96 per share basic and $0.91 per share diluted before an accounting charge related to the application of SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" for the quarter ended September 30, 2001.

FFO for the third quarter of 2001 compares to FFO of $61.5 million, or $0.90 per share basic and $0.85 per share diluted for the quarter ended September 30, 2000. Excluding the charge related to SFAS No. 133, this represents a 7.1% year to year increase in diluted FFO per share. The weighted average number of basic and diluted shares outstanding totaled 90,518,618 and 105,812,336, respectively, for the quarter ended September 30, 2001 and 68,751,768 and 83,657,357, respectively, for the same quarter last year.

Net income before the charge related to SFAS No. 133 and gain (loss) on the sale of real estate, totaled $54.9 million or $0.59 per share diluted in the third quarter of 2001 as compared to $37.1 million or $0.53 per share diluted for the same period in 2000. Excluding the charge related to SFAS No. 133 and gain
(loss) on the sale of real estate, this represents an 11.3% per share increase in diluted net income year over year.

The reported results are unaudited and there can be no assurance that the results will not vary from the final information for the quarter ended September 30, 2001. In the opinion of management, all adjustments considered necessary for a fair presentation of these reported results have been made.

                                     -MORE-

As of September 30, 2001, the Company's portfolio consisted of 147 properties comprising more than 40.9 million square feet, including 13 properties under development totaling 5.0 million square feet. The overall occupancy rate for the properties in service as of September 30, 2001 was 96.1 %.

Additional highlights of the third quarter include:

o The refinancing of the mortgage loan collateralized by Sumner Square on August 8, 2001. The new financing totaling $30.3 million bears interest at a fixed rate of 7.35% and matures in September 2013.

o The refinancing of the mortgage loan collateralized by One Independence Square on August 22, 2001. The new financing totaling $75.0 million bears interest at a rate equal to LIBOR + 1.60% and matures in August 2003.

o The refinancing of the mortgage loan collateralized by 10 & 20 Burlington Mall Road and 91 Hartwell Avenue on October 1, 2001. The new financing totaling $40.0 million bears interest at a fixed rate of 7.25% and matures in October 2011.

o The completion of two development projects consisting of Orbital Sciences Phase II, an approximately 160,000 square foot office building in Dulles, Virginia and an approximately 130,000 square foot office building at Quorum Office Park in Chelmsford, Massachusetts. These projects are 100% leased.

Boston Properties will conduct a conference call tomorrow, October 24, 2001 at 10:00 AM (Eastern Time) to discuss the results of this year's third quarter. The number to call for this interactive teleconference is (888) 413-4411. A replay of the conference call will be available through November 1, 2001 by dialing
(888) 266-2086 and entering the passcode 5568450.

Additionally, a copy of Boston Properties' third quarter 2001 "Supplemental Operating and Financial Data" will be available on the Investor section of the company's website at HTTP://WWW.BOSTONPROPERTIES.COM. These materials are also available by contacting Investor Relations at 617-236-3300 or by written request to:

         Investor Relations
         Boston Properties, Inc.
         111 Huntington Avenue
         Boston, MA 02199

Boston Properties is a fully integrated, self-administered and self-managed real estate investment trust that develops, redevelops, acquires, manages, operates and owns a diverse portfolio of Class A office, industrial and hotel properties. The Company is one of the largest owners and developers of Class A office properties in the United States, concentrated in four core markets - Boston, Midtown Manhattan, Washington, DC and San Francisco.

THIS PRESS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE FEDERAL SECURITIES LAWS. YOU SHOULD EXERCISE CAUTION IN INTERPRETING AND RELYING ON FORWARD-LOOKING STATEMENTS BECAUSE THEY INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS WHICH ARE, IN SOME CASES, BEYOND BOSTON PROPERTIES' CONTROL AND COULD MATERIALLY AFFECT ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS. THESE FACTORS INCLUDE, WITHOUT LIMITATION, THE ABILITY TO ENTER INTO NEW LEASES OR RENEW LEASES ON FAVORABLE TERMS, DEPENDENCE ON TENANTS' FINANCIAL CONDITION, THE UNCERTAINTIES OF REAL ESTATE DEVELOPMENT AND ACQUISITION ACTIVITY, THE ABILITY TO EFFECTIVELY INTEGRATE ACQUISITIONS, THE COSTS AND AVAILABILITY OF FINANCING, THE EFFECTS OF LOCAL ECONOMIC AND MARKET CONDITIONS, REGULATORY CHANGES AND OTHER RISKS AND UNCERTAINTIES DETAILED FROM TIME TO TIME IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

                            Financial tables follow.

                                     BOSTON PROPERTIES, INC.
                              CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                                                  THREE MONTHS ENDED
                                                                                                     SEPTEMBER 30,
                                                                                              -------------------------------
                                                                                                 2001             2000
                                                                                              ------------     --------------
                                                                                              (UNAUDITED AND IN THOUSANDS,
                                                                                               EXCEPT FOR PER SHARE AMOUNTS)
   Revenue
       Rental:
           Base rent                                                                            $ 219,855        $ 183,749
           Recoveries from tenants                                                                 27,473           22,886
           Parking and other                                                                       12,965           12,798
                                                                                                ---------        ---------
               Total rental revenue                                                               260,293          219,433
       Development and management services                                                          2,805            2,693
       Interest and other                                                                           1,616            1,187
                                                                                                ---------        ---------
               Total revenue                                                                      264,714          223,313
                                                                                                ---------        ---------
   Expenses
       Operating                                                                                   81,475           68,154
       General and administrative                                                                   9,819            9,871
       Interest                                                                                    59,936           54,752
       Depreciation and amortization                                                               38,518           32,436
       Loss on investments in securities                                                                -                -
                                                                                                ---------        ---------
               Total expenses                                                                     189,748          165,213
                                                                                                ---------        ---------
   Income before net derivative losses, minority interests and income from
        unconsolidated joint ventures                                                              74,966           58,100
   Net derivative losses                                                                          (16,620)               -
   Minority interests in property partnerships                                                        374             (245)
   Income from unconsolidated joint ventures                                                          997              549
                                                                                                ---------        ---------
   Income before minority interest in Operating Partnership                                        59,717           58,404
   Minority interest in Operating Partnership                                                     (16,709)         (19,627)
                                                                                                ---------        ---------
   Income before gain (loss) on sale of real estate                                                43,008           38,777
   Gain (loss) on sale of real estate, net of minority interest                                         -             (604)
                                                                                                ---------        ---------
   Income before cumulative effect of a change in accounting principle                             43,008           38,173
   Cumulative effect of a change in accounting principle, net of minority interest                      -                -
                                                                                                ---------        ---------
   Net income before preferred dividend                                                            43,008           38,173
   Preferred dividend                                                                              (1,653)          (1,643)
                                                                                                ---------        ---------
   Net income available to common shareholders                                                   $ 41,355         $ 36,530
                                                                                                =========        =========
   Basic earnings per share:
       Income before gain (loss) on sale of real estate and cumulative effect of a
            change in accounting principle                                                         $ 0.46           $ 0.54
       Gain (loss) on sale of real estate, net of minority interest                                     -            (0.01)
       Cumulative effect of a change in accounting principle, net of minority interest                  -                -
                                                                                                ---------        ---------
       Net income available to common shareholders                                                 $ 0.46           $ 0.53
                                                                                                =========        =========
       Weighted average number of common shares outstanding                                        90,519           68,752
                                                                                                =========        =========
   Diluted earnings per share:
       Income before gain (loss) on sale of real estate and cumulative effect of a
            change in accounting principle                                                         $ 0.45           $ 0.53
       Gain (loss) on sale of real estate, net of minority interest                                     -            (0.01)
       Cumulative effect of a change in accounting principle, net of minority interest                  -                -
                                                                                                ---------        ---------
       Net income available to common shareholders                                                 $ 0.45           $ 0.52
                                                                                                =========        =========
       Weighted average number of common and common
           equivalent shares outstanding                                                           92,828           70,661
                                                                                                =========        =========



                                                                                                     NINE MONTHS ENDED
                                                                                                       SEPTEMBER 30,
                                                                                                ----------------------------
                                                                                                 2001              2000
                                                                                                ---------     --------------
                                                                                                 (UNAUDITED AND IN THOUSANDS,
                                                                                                 EXCEPT FOR PER SHARE AMOUNTS)
   Revenue
       Rental:
           Base rent                                                                            $ 613,617        $ 532,039
           Recoveries from tenants                                                                 80,917           68,956
           Parking and other                                                                       40,244           38,095
                                                                                                ---------        ---------
               Total rental revenue                                                               734,778          639,090
       Development and management services                                                          9,312            8,432
       Interest and other                                                                          10,349            3,304
                                                                                                ---------        ---------
               Total revenue                                                                      754,439          650,826
                                                                                                ---------        ---------
   Expenses
       Operating                                                                                  228,683          197,366
       General and administrative                                                                  29,649           25,868
       Interest                                                                                   163,659          166,210
       Depreciation and amortization                                                              109,933           97,062
       Loss on investments in securities                                                            6,500                -
                                                                                                ---------        ---------
               Total expenses                                                                     538,424          486,506
                                                                                                ---------        ---------
   Income before net derivative losses, minority interests and income from
        unconsolidated joint ventures                                                             216,015          164,320
   Net derivative losses                                                                          (24,408)               -
   Minority interests in property partnerships                                                        629             (681)
   Income from unconsolidated joint ventures                                                        2,841            1,356
                                                                                                ---------        ---------
   Income before minority interest in Operating Partnership                                       195,077          164,995
   Minority interest in Operating Partnership                                                     (53,871)         (56,505)
                                                                                                ---------        ---------
   Income before gain (loss) on sale of real estate                                               141,206          108,490
   Gain (loss) on sale of real estate, net of minority interest                                     6,505             (307)
                                                                                                ---------        ---------
   Income before cumulative effect of a change in accounting principle                            147,711          108,183
   Cumulative effect of a change in accounting principle, net of minority interest                 (6,767)               -
                                                                                                ---------        ---------
   Net income before preferred dividend                                                           140,944          108,183
   Preferred dividend                                                                              (4,944)          (4,929)
                                                                                                ---------        ---------
   Net income available to common shareholders                                                  $ 136,000        $ 103,254
                                                                                                =========        =========
   Basic earnings per share:
       Income before gain (loss) on sale of real estate and cumulative effect of a
            change in accounting principle                                                         $ 1.52           $ 1.51
       Gain (loss) on sale of real estate, net of minority interest                                  0.07                -
       Cumulative effect of a change in accounting principle, net of minority interest              (0.07)               -
                                                                                                ---------        ---------
       Net income available to common shareholders                                                 $ 1.52           $ 1.51
                                                                                                =========        =========
       Weighted average number of common shares outstanding                                        89,753           68,568
                                                                                                =========        =========
   Diluted earnings per share:
       Income before gain (loss) on sale of real estate and cumulative effect of a
            change in accounting principle                                                         $ 1.48           $ 1.49
       Gain (loss) on sale of real estate, net of minority interest                                  0.07            (0.01)
       Cumulative effect of a change in accounting principle, net of minority interest              (0.07)               -
                                                                                                ---------        ---------
       Net income available to common shareholders                                                 $ 1.48           $ 1.48
                                                                                                =========        =========
       Weighted average number of common and common
           equivalent shares outstanding                                                           92,004           69,600
                                                                                                =========        =========

                              BOSTON PROPERTIES, INC.
                            CONSOLIDATED BALANCE SHEETS

                                                                             SEPTEMBER 30,                  DECEMBER 31,
                                                                                2001                           2000
                                                                          -----------------              ----------------
                                                                              (IN THOUSANDS, EXCEPT FOR SHARE AMOUNTS)
  ASSETS

Real estate:                                                                   $ 7,297,980                   $ 6,112,779
      Less: accumulated depreciation                                              (683,029)                     (586,719)
                                                                               -----------                   -----------
             Total real estate                                                   6,614,951                     5,526,060

Cash and cash equivalents                                                          161,011                       280,957
Escrows                                                                             20,901                        85,561
Investments in securities                                                            4,297                         7,012
Tenant and other receivables                                                        28,642                        26,852
Accrued rental income                                                              110,441                        91,684
Deferred charges, net                                                              104,370                        77,319
Prepaid expenses and other assets                                                   46,303                        41,154
Investments in unconsolidated joint ventures                                        90,160                        89,871
                                                                               -----------                   ------------
           Total assets                                                        $ 7,181,076                   $ 6,226,470
                                                                               ===========                   ============

                       LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
      Mortgage notes and bonds payable                                         $ 4,245,433                   $ 3,414,891
      Accounts payable and accrued expenses                                         71,716                        57,338
      Dividends and distributions payable                                           79,005                        71,274
      Interest rate contracts                                                       32,136                             -
      Accrued interest payable                                                      15,679                         5,599
      Other liabilities                                                             52,969                        51,926
                                                                               -----------                   ------------
           Total liabilities                                                     4,496,938                     3,601,028
                                                                               -----------                   ------------
Commitments and contingencies                                                           --                            --
Minority interests                                                                 844,957                       877,715
                                                                               -----------                   ------------
Series A Convertible Redeemable Preferred Stock, liquidation preference $50.00 per share, 2,000,000 shares issued
      and outstanding                                                              100,000                       100,000
                                                                               -----------                   ------------
Stockholders' equity:
      Excess stock, $.01 par value, 150,000,000 shares
           authorized, none issued or outstanding                                       --                            --
      Common stock, $.01 par value, 250,000,000 shares
           authorized, 90,720,477 and 86,630,089 issued and
           outstanding in 2001 and 2000, respectively                                  907                           866
      Additional paid-in capital                                                 1,784,840                     1,673,349
      Dividends in excess of earnings                                              (30,456)                      (13,895)
      Unearned compensation                                                         (2,242)                         (848)
      Accumulated other comprehensive loss                                         (13,868)                      (11,745)
                                                                               -----------                   ------------
           Total stockholders' equity                                            1,739,181                     1,647,727
                                                                               -----------                   ------------
                   Total liabilities and stockholders' equity                  $ 7,181,076                   $ 6,226,470
                                                                               ===========                   ============

                             BOSTON PROPERTIES, INC.
                              FUNDS FROM OPERATIONS
                          (UNAUDITED AND IN THOUSANDS)

                                                                                            THREE MONTHS ENDED
                                                                                               SEPTEMBER 30,
                                                                                     --------------------------------
                                                                                         2001                2000
                                                                                     -----------           ---------
Income before net derivative losses (SFAS No. 133),
      minority interests and income from unconsolidated joint ventures                  $ 74,966            $ 58,100

Add:
      Real estate depreciation and amortization                                           39,360              33,007
      Income from unconsolidated joint ventures                                              997                 549
Less:
      Net derivative losses (SFAS No. 133)                                               (16,620)                 --
      Minority property partnerships' share of funds from operations                        (832)               (284)
      Preferred dividends and distributions                                               (8,383)             (8,248)
                                                                                        --------             -------
Funds from operations                                                                   $ 89,488            $ 83,124
Add:
      Net derivative losses (SFAS No. 133)                                                16,620                  --
                                                                                        --------             -------
Funds from operations before net derivative losses (SFAS No. 133)                       $106,108            $ 83,124
                                                                                       =========            ========
Funds from operations available to common shareholders
      before net derivative losses (SFAS No. 133)                                       $ 86,627            $ 61,543
                                                                                       =========            ========
Weighted average shares outstanding - basic                                               90,519              68,752
                                                                                       =========            ========
      FFO per share basic before net derivative losses (SFAS No. 133)                     $ 0.96              $ 0.90
                                                                                       =========            ========
      FFO per share basic after net derivative losses (SFAS No. 133)                      $ 0.81              $ 0.90
                                                                                       =========            ========
Weighted average shares outstanding - diluted                                            105,812              83,657
                                                                                       =========            ========
      FFO per share diluted before net derivative losses (SFAS No. 133)                   $ 0.91              $ 0.85
                                                                                       =========            ========
      FFO per share diluted after net derivative losses (SFAS No. 133)                    $ 0.78              $ 0.85
                                                                                       =========            ========


                                                                                             NINE MONTHS ENDED
                                                                                                 SEPTEMBER 30,
                                                                                    -------------------------------------
                                                                                            2001                  2000
                                                                                    ---------------            ----------
Income before net derivative losses (SFAS No. 133),
      minority interests and income from unconsolidated joint ventures                    $ 216,015             $ 164,320

Add:
      Real estate depreciation and amortization                                             112,516                97,556
      Income from unconsolidated joint ventures                                               2,841                 1,356
Less:
      Net derivative losses (SFAS No. 133)                                                  (24,408)                   --
      Minority property partnerships' share of funds from operations                         (1,546)                 (774)
      Preferred dividends and distributions                                                 (24,864)              (24,748)
                                                                                          ---------             ----------
Funds from operations                                                                     $ 280,554             $ 237,710
Add:
      Net derivative losses (SFAS No. 133)                                                   24,408                    --
                                                                                          ---------             ----------
Funds from operations before net derivative losses (SFAS No. 133)                         $ 304,962             $ 237,710
                                                                                          =========             =========
Funds from operations available to common shareholders
      before net derivative losses (SFAS No. 133)                                         $ 247,210             $ 175,526
                                                                                          =========             =========
Weighted average shares outstanding - basic                                                  89,753                68,568
                                                                                          =========             =========
      FFO per share basic before net derivative losses (SFAS No. 133)                        $ 2.76              $   2.56
                                                                                          =========             ==========
      FFO per share basic after net derivative losses (SFAS No. 133)                         $ 2.54              $   2.56
                                                                                          =========             =========
Weighted average shares outstanding - diluted                                               104,991                82,600
                                                                                          =========             =========
      FFO per share diluted before net derivative losses (SFAS No. 133)                      $ 2.62              $   2.46
                                                                                          =========             =========
      FFO per share diluted after net derivative losses (SFAS No. 133)                       $ 2.43              $   2.46
                                                                                          =========             =========

                             BOSTON PROPERTIES, INC.
                               PORTFOLIO OCCUPANCY

                                                                               Occupancy by Location
                                                                      September 30, 2001                December 31, 2000
                                                                   ----------------------------       --------------------
Greater Boston                                                                     92.9%                            99.3%
Greater Washington, D.C.                                                           97.8%                            98.5%
Midtown Manhattan                                                                  99.9%                            99.9%
Baltimore, MD                                                                      99.6%                            99.8%
Richmond, VA                                                                       98.6%                           100.0%
Princeton/East Brunswick, NJ                                                       92.8%                            98.7%
Greater San Francisco                                                              94.5%                            97.9%
Bucks County, PA                                                                  100.0%                           100.0%
                                                                   ---------------------                ------------------
         Total Portfolio                                                           96.1%                            98.9%
                                                                   =====================                ==================

                                                                                      Occupancy by Type
                                                                   ---------------------------     -----------------------
                                                                      September 30, 2001                December 31, 2000
                                                                   ---------------------------     -----------------------
Class A Office Portfolio                                                           96.2%                            99.0%
Office/Technical Portfolio                                                         97.3%                            98.0%
Industrial Portfolio                                                               87.3%                            95.9%
         Total Portfolio                                                           96.1%                            98.9%
                                                                   ======================          =======================

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 23, 2001                    BOSTON PROPERTIES, INC.

                                          /s/ Douglas T. Linde
                                          -------------------------------------
                                          By: Douglas T. Linde
                                              Chief Financial Officer